                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 15, 2008

                             ENERJEX RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)

            Nevada                      000-30234                88-0422242
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 (State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)

7300 W. 110th, 7th Floor
Overland Park, KS                                                  66210
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(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (913) 693-4600
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

     On September 15, 2008, EnerJex Resources, Inc. (the "Company") entered into an Amendment (the "Amendment") to its Amended and Restated Well Development
Agreement and Option for "Gas City Property" with Euramerica Energy Inc.
("Euramerica"). The Amendment extends the date on which Euramerica must make its third and fourth quarterly installment payments of the purchase price for the purchase of its interest in the Company's Gas City Project until October 15,
2008. The Amendment also extends the date on which Euramerica must fund the remaining $1.5 million in development funds for the Gas City Project until
November 15, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENERJEX RESOURCES, INC.

                                       By:  /s/ Dierdre P. Jones
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                                          Dierdre P. Jones, Chief Financial
                                          Officer

Date:  September 18, 2008